Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A

Supplement, dated June 22, 2018, to
the Consultant Accumulator Variable Universal Life Prospectus
the Consultant Protector Variable Universal Life Prospectus

This supplement amends the above referenced prospectus offered by Allstate Life Insurance Company of New York. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

Effective July 2, 2018, as applicable to your prospectus, the Deutsche Variable Series I, the Deutsche Variable Series II and the Deutsche Investment VIT Funds Trust Names will change to Deutsche DWS Variable Series I, the Deutsche DWS Variable Series II and the Deutsche DWS Investment VIT Funds, respectively.

Please keep this supplement for future reference.